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                                                                   Exhibit 10.12

         SECOND AMENDEMENT, dated as of November 23, 1999 (this "Amendment"), to the CREDIT AGREEMENT, dated as of November 17, 1997, as amended by the First Amendment dated as of April 1, 1999 ( the "Credit Agreement"), among Pneumo Abex Corporation (the "Company"), the financial institutions from time to time parties to the Credit Agreement (the "Lenders"), the arranger and documentation agent named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

                              W I T N E S S E T H :

         WHEREAS, the Company has requested the Lenders to enter into this Amendment on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

I. AMENDMENT. Subsection 8.6 of the Credit Agreement is hereby amended by adding a new clause (v) to the end thereof which shall read in its entirety as follows:

                  (v) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, up to $20,300,000 of Restricted Payments made (directly or indirectly) for the purpose of enabling M&F Worldwide Corp. to redeem or repurchase its Series A 8% Convertible Redeemable Convertible Preferred Stock ( and pay accrued dividends thereon), provided that, in the event that any such Restricted Payment is made, no Restricted Payments may be made pursuant to clause (iii) of this Subsection 8.6 on the basis of Adjusted Consolidated Net Income for the 1998 and 1999 fiscal years (other than Restricted Payments made prior to November 23, 1999)"

II.      MISCELLANEOUS.

                  1. Representations and Warranties. The Company hereby represents and warrants as of the Second Amendment Effective Date that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of the Company contained in the Loan Documents ( with each reference to the Loan Documents in such representations and warranties being deemed to include, unless the context otherwise requires, this Amendment and the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date.



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                  2.    Expenses. The Company agrees to pay or reimburse the
                        Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  3. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

                  4. Effectiveness. This Amendment shall become effective on the date (the "Second Amendment Effective Date") on which (a) the Administrative Agent shall have received counterparts hereof duly executed by the Company and the Required Lenders and (b) the Borrower shall have paid to the Administrative Agent for the account of the relevant Lenders an amendment fee equal to 0.125% of the Commitment of each Lender that submits an executed signature page to the Administrative Agent or its counsel (including by facsimile transmission) no later than 5:00 p.m., New York City time, on December 3, 1999.

                  5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.



                                   PNEUMO ABEX CORPORATION

                                   By:/s/Peter W. Grace
                                      ------------------------------------------
                                      Title:  Senior Vice President



                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as a Lender

                                   By:/s/Neil R. Boylan
                                      ------------------------------------------
                                      Title:  Managing Director


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                                   BANKBOSTON, N.A.

                                   By:/s/Daniel C. Dupre
                                      ------------------------------------------
                                      Title:  Authorized Officer



                                   BANQUE PARIBAS

                                   By:/s/John J. McCormick, III
                                      ------------------------------------------
                                      Title:  Vice President



                                   BANQUE PARIBAS

                                   By:/s/Ro Toyoshima
                                      ------------------------------------------
                                      Title:  Assistant Vice President



                                   FUJI BANK, LIMITED

                                   By:/s/Teiji Teramoto
                                      ------------------------------------------
                                      Title:  Vice President & Manager



                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:/s/William S. Richardson
                                      ------------------------------------------
                                      Title:  Duly Authorized Signatory



                                   NATEXIS BANQUE BFCE

                                   By:/s/Frank H. Madden, Jr.
                                      ------------------------------------------
                                      Title:  Vice President & Group Manager



                                   NATEXIS BANQUE BFCE

                                   By:/s/Jordan Sadler
                                      ------------------------------------------
                                      Title:  Associate



                                   NATIONAL WESTMINSTER BANK PLC

                                   By:/s/Andrew S. Weinberg
                                      ------------------------------------------
                                      Title:  Senior Vice President


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                                   ROYAL BANK OF CANADA

                                   By:/s/Michael Korine
                                      ------------------------------------------
                                      Title:  Senior Manager



                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:/s/Elliot J. Jaffee
                                      ------------------------------------------
                                      Title:  Senior Vice President



                                   CREDIT AGRICOLE INDOSUEZ

                                   By:/s/:Sarah McClintock
                                      ------------------------------------------
                                      Title:  Vice President



                                   CREDIT AGRICOLE INDOSUEZ

                                   By:/s/:Rene LeBlanc
                                      ------------------------------------------
                                      Title:  Vice President